UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

SEMLER SCIENTIFIC, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

July 17, 2025
Dear Fellow Stockholder:
On behalf of the Board of Directors and our entire team, I invite you to attend the 2025 Annual Meeting of Stockholders of Semler Scientific, Inc., to be held on Friday, September 5, 2025, at 9:00 a.m. Pacific Daylight Time. This year’s meeting will be held virtually, and you can register and attend at https://web.viewproxy.com/Semler/2025. Please note that there will be no physical meeting location, and stockholders will not be able to attend in person.
2024 was a transformational year for Semler Scientific. One major accomplishment was adopting Bitcoin (BTC) as our primary treasury reserve asset in May 2024. In doing so, we became the second U.S. public company to adopt a Bitcoin treasury strategy. Since that time, we have substantially and accretively purchased Bitcoin, and we now own 4,846 Bitcoins valued at more than $578 million as of July 16, 2025 at 4:00 p.m. Eastern Time. In addition, we have generated a positive Bitcoin Yield of 298% during that same period. Since adopting our Bitcoin treasury strategy through July 16, 2025, our stock has appreciated 83% versus only 18% for the S&P 500. Today, we are among the leading corporate holders of Bitcoin in the United States. We have accumulated Bitcoin with cash flows from our operating business and with proceeds from equity and convertible debt issuances. We also monetized a portion of one of our minority investments to buy Bitcoin. We have strengthened our Bitcoin team and our connection to the Bitcoin community. In May 2025, we added Natalie Brunell, a highly regarded Bitcoin advocate and content producer, to our Board of Directors. In addition, in June 2025, we hired Joe Burnett, another leading voice and influencer in the Bitcoin community, as our director of Bitcoin strategy. And we are proud to see our stockholder base grow dramatically — from approximately 11,000 stockholders in 2023 to more than 32,000 today (when we look at our record and beneficial owners). We appreciate your support.
We have strong conviction in Bitcoin’s long-term investment potential. We consider it digital gold — and we believe that Bitcoin has significant upside when considering its massive discount to the value of gold. With this confidence, we are determined to build one of the largest Bitcoin treasuries in the world. In June 2025, we announced our long-term BTC accumulation targets:
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10,000 BTC by the end of 2025

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42,000 BTC by the end of 2026

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105,000 BTC by the end of 2027

We have generated strong stockholder returns since announcing our Bitcoin treasury strategy — despite regulatory headwinds in our medical device and software business. While we achieved record cash generation of $24 million from our healthcare business operations in 2024, we are looking to new areas of growth — leveraging our successful history of developing and marketing medical devices and software to combat chronic diseases. In June 2025, we announced the launch of CardioVanta™, Inc., a wholly owned subsidiary that will comprise our future healthcare business activities focused on early detection of heart failure and cardiac arrythmia monitoring. CardioVanta will be structured as a high-margin, software-as-a-service (SAAS) business model. It will seek capital from outside investors to validate its long-term value and fund its relatively modest initial capital needs. The markets for early detection of heart failure and cardiac arrythmia monitoring are estimated in the multibillion-dollar range and are projected to grow substantially due to rising cardiovascular disease, technology advancements such as artificial intelligence, the aging population, and increasing adoption of wearable and remote monitoring solutions. According to the Centers for Disease Control and Prevention, heart failure affects more than six million Americans and costs the U.S. healthcare system more than $30 billion annually. While CardioVanta will focus on cardiac technology and care systems, Semler Scientific will continue marketing its flagship QuantaFlo® device and software for early detection of peripheral artery disease.
This exciting strategic plan aims to enhance our ability to combat chronic diseases, save more lives, and increase our Bitcoin holdings. It represents a major opportunity for us to drive stockholder value and establish

Semler Scientific as a dual-pronged powerhouse in the Bitcoin and medical technology sectors. And it supports our long-term mission to empower individuals with both monetary freedom and cutting-edge healthcare solutions that improve access to early, preventative care.
Proposals 3 and 4 on the agenda for this year’s annual meeting are critical to supporting this strategic direction. These proposals will provide the flexibility to:
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Raise capital efficiently, based on evolving market conditions

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Execute our long-term Bitcoin accumulation plan

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Enable a broader range of financial instruments, including preferred stock with customizable terms

This flexibility is essential to fueling our long-term growth and achieving scale as a Bitcoin treasury company and we encourage you to vote “For” these proposals and the other proposals described in the proxy statement.
Additional details regarding the proposals and the meeting can be found in the accompanying notice and proxy statement. Please take the time to review these materials and cast your vote.
Thank you for your consideration and support.
Yours truly,
/s/ Eric Semler

Eric Semler
Executive Chairman of the Board of Directors
Semler Scientific, Inc.
You are cordially invited to attend the annual meeting. Whether or not you expect to attend the annual meeting virtually, please vote your shares as promptly as possible in order to ensure your representation at the annual meeting. If you are a stockholder of record, you may vote your shares prior to the annual meeting on the Internet by visiting www.AALvote.com/SMLR, by telephone by calling 1-866-804-9616 and following the recorded instructions, or by completing, signing, dating and mailing a proxy card. Even if you have voted by proxy, you may still vote during the meeting if you attend the virtual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

SEMLER SCIENTIFIC, INC.
51 E Campbell Avenue, Suite 107-D
Campbell, CA 95008
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on September 5, 2025
To the Stockholders of Semler Scientific, Inc.:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Semler Scientific, Inc., a Delaware corporation, to be held on Friday, September 5, 2025 at 9:00 a.m. Pacific Daylight Time. The annual meeting will be held virtually at a unique link received after registering at https://web.viewproxy.com/Semler/2025 for the following purposes:
1.
To elect William H.C. Chang as a Class I director to hold office until the 2028 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation, death or removal;

2.
To approve, on an advisory basis, the compensation of our named executive officers;

3.
To approve the amendment of Semler Scientific, Inc.’s Restated Certificate of Incorporation, or the Restated Certificate, to increase the total number of shares of our common stock authorized for issuance from 50,000,000 shares to 210,000,000 shares;

4.
To approve the amendment of the Restated Certificate to authorize the issuance of 42,000,000 shares of “blank-check” preferred stock;

5.
To ratify the selection by the audit committee of our board of directors of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2025; and

6.
To conduct any other business properly brought before the annual meeting or any adjournments or postponements of the annual meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.
We are pleased to comply with the rules of the Securities and Exchange Commission, or SEC, that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of paper copies of this proxy statement and our annual report to stockholders.
We expect to mail the Notice of Availability on or about July 24, 2025, and it will contain instructions on how to access our proxy materials over the Internet. The Notice of Availability will also contain instructions on how each of our stockholders can receive a paper copy of our proxy materials, including the proxy statement, our annual report to stockholders and a form of proxy card.
You will be able to attend the annual meeting, submit questions and vote during the live webcast at a unique link received after registering at https://web.viewproxy.com/Semler/2025. Please refer to the additional logistical details and recommendations in the proxy statement. The record date for the annual meeting is July 10, 2025. Only holders of record of our common stock at the close of business on that date and their proxyholders may vote at the annual meeting or any adjournment or postponement thereof.

Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on September 5, 2025 at 9:00 a.m. Pacific Daylight Time virtually at a unique link received after registering at
https://web.viewproxy.com/Semler/2025

The proxy statement and 2024 annual report to stockholders are available at https://web.viewproxy.com/Semler/2025
By Order of the Board of Directors
/s/ Renae Cormier

Renae Cormier
Chief Financial Officer and Corporate Secretary
Campbell, California
July 17, 2025

SEMLER SCIENTIFIC, INC.
51 E Campbell Avenue, Suite 107-D
Campbell, CA 95008
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 5, 2025
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
We are pleased to comply with the rules of the Securities and Exchange Commission, or SEC, that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending to our stockholders a Notice of Availability instead of paper copies of this proxy statement, our proxy card and our annual report to stockholders. We expect to mail the Notice of Availability on or about July 24, 2025.
Detailed instructions on how to access our proxy materials over the Internet may be found in the Notice of Availability. This proxy statement and our annual report to stockholders are available for viewing, printing and downloading at https://web.viewproxy.com/Semler/2025.
HOW DO I ATTEND THE ANNUAL MEETING?
The annual meeting will be held on Friday, September 5, 2025 at 9:00 a.m. Pacific Daylight Time in a virtual meeting format only, live via the internet and can be accessed via a unique link received after registering at https://web.viewproxy.com/Semler/2025. We encourage you to access the annual meeting prior to the start time. Both stockholders of record and beneficial owners will need to register to be able to attend the virtual annual meeting, submit their questions during the annual meeting and vote their shares electronically at the annual meeting by following the instructions below:
If you are a stockholder of record, you must:
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Register at https://web.viewproxy.com/Semler/2025 by 11:59 p.m. Eastern Daylight Time on September 2, 2025. You will need to click “Registration for Registered Holders” and enter your name, phone number, mailing address, email address and indicate if you plan to vote at the annual meeting as part of the registration, following which, you will receive an email confirming your registration and a unique link to attend the annual meeting. Two days prior to the annual meeting, you will receive the password you will need in order to attend the annual meeting.

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On the day of the annual meeting, if you have properly registered, you can access the annual meeting by clicking on the unique link received via your email confirmation and enter the password emailed to you two days prior to the meeting. You will need the virtual control number assigned to you in order to vote your shares. You can find your virtual control number on your Notice of Availability or proxy card.

If you are a beneficial owner, you must:
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Obtain a valid proxy from your broker, bank or other agent.

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Register at https://web.viewproxy.com/Semler/2025 by 11:59 p.m. Eastern Daylight Time on September 2, 2025. You will need to click “Registration for Beneficial Holders” and enter your name, phone number, mailing address, email address and indicate if you plan to vote at the annual meeting. If you plan to vote your shares at the annual meeting, you will also need to provide a copy of your legal proxy that you obtain from your bank or broker (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com) as part of the registration. If you plan to attend the annual meeting but not vote your shares, you will need to demonstrate proof of ownership by providing a copy of your legal proxy, a copy of your voter instruction form, proxy card or current broker statement (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com). After completing your registration, you will receive an email confirming your registration and a unique link to attend the annual meeting. Two days prior to the annual meeting, you will receive the password you will need in order to attend the annual meeting.
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On the day of the annual meeting, if you have properly registered, you can access the annual meeting by clicking on the unique link received via your email confirmation and enter the password emailed to you two days prior to the meeting. You will need the virtual control number emailed to you following your registration in order to vote your shares.

Further instructions on how to attend the annual meeting via live audio webcast, including how to vote your shares electronically at the annual meeting, are posted on https://web.viewproxy.com/Semler/2025 under “2025 Annual Meeting FAQs.”
WHAT IF I HAVE TECHNICAL DIFFICULTIES DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING?
If you encounter any difficulties accessing the virtual meeting, please email VirtualMeeting@viewproxy.com.
The platform we are using for the live audio webcast for the annual meeting will require a software installation or the ability to run a temporary application in order for you to join the live audio webcast for the annual meeting.
WHO CAN VOTE AT THE ANNUAL MEETING?
Only stockholders of record at the close of business on July 10, 2025 will be entitled to vote at the annual meeting. On this record date, there were 13,788,405 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on July 10, 2025 your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to vote as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on July 10, 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, because you are not the stockholder of record, you may not vote your shares at the virtual meeting unless you request and obtain a valid proxy from your broker or other agent.
WHAT AM I VOTING ON?
There are five matters scheduled for a vote:
1.
Election of William H.C. Chang as a Class I director to hold office until the 2028 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation, death or removal;

2.
Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement;

3.
Approval of the amendment of the Restated Certificate to increase the total number of shares of our common stock authorized for issuance from 50,000,000 shares to 210,000,000 shares;

4.
Approval of the amendment of the Restated Certificate to authorize the issuance of 42,000,000 shares of “blank-check” preferred stock; and

5.
Ratification of selection by the audit committee of our board of directors of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2025.

WHAT IF ANOTHER MATTER IS PROPERLY BROUGHT BEFORE THE MEETING?
Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with his or her best judgment.
HOW DO I VOTE?
You may either vote “For” the nominee to our board of directors or you may “Withhold” your vote for the nominee. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the annual meeting, vote by proxy over the telephone, vote by proxy through the internet, or, if you requested printed copies of the proxy materials, vote by proxy by mailing your proxy card as described in the proxy materials. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote during the meeting even if you have already voted by proxy.
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To vote during the annual meeting, follow the instructions above under “How do I attend the annual meeting?” join the annual meeting via the unique link received after registering at https://web.viewproxy.com/Semler/2025 and follow the instructions posted there. Please have your virtual control number available.

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To vote using the proxy card, complete, sign, date and mail the proxy card after requesting paper copies of proxy materials as described in the proxy materials. If we receive your signed proxy card before the annual meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-866-804-9616 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and your control number from the Notice of Availability. Your telephone vote must be received by 11:59 p.m. Eastern Daylight Time on September 4, 2025 to be counted.

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To vote through the internet, go to www.AALvote.com/SMLR to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice of Availability. Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on September 4, 2025 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
HOW MANY VOTES DO I HAVE?
On each matter to be voted upon, you have one vote for each share of our common stock that you own as of July 10, 2025.
WHAT HAPPENS IF I DO NOT VOTE?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by telephone, through the internet, by completing and mailing your proxy card after requesting paper copies of our proxy materials or during the virtual annual meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares for the nominee in Proposal 1, nor on Proposal 2 nor Proposal 4, without your instructions, but may vote your shares on Proposal 3 and Proposal 5 even in the absence of your instruction.
WHAT IF I VOTE BUT DO NOT MAKE SPECIFIC CHOICES?
If you vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominee for director, “For” the advisory vote on executive compensation, “For” the increase in the authorized number of shares of common stock, “For” the authorization of “blank check” preferred stock, and “For” the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2025. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
WHO IS PAYING FOR THIS PROXY SOLICITATION?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

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You may grant a subsequent proxy by telephone or through the internet.

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If you requested paper copies of the proxy materials, you may submit a new proxy with a later date before the applicable deadline either signed and sent by mail or transmitted using the telephone or Internet voting procedures described in “How Do I Vote?” above, in each case, prior to the annual meeting.

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You may send a timely written notice that you are revoking your proxy to our corporate secretary at 51 E Campbell Avenue, Suite 107-D, Campbell, California 95008.

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You may attend the annual meeting and vote via live webcast. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
WHEN ARE STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS DUE FOR NEXT YEAR’S ANNUAL MEETING?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 26, 2026 to our corporate secretary, 51 E Campbell Avenue, Suite 107-D, Campbell, California 95008. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so between May 8, 2026 and June 7, 2026.
In addition to the requirements set forth above, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19(b) no later than July 7, 2026.
HOW ARE VOTES COUNTED?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count: for Proposal 1 (election of directors), votes “For,” “Withhold” and broker non-votes; and for Proposals 2 through 5, votes “For,” “Against,” abstentions and broker non-votes. Abstentions and broker non-votes will not have any effect on Proposals 1, 2, 3 and 5 and will have the same effect as a vote “Against” Proposal 4.
WHAT ARE “BROKER NON-VOTES”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Class I director	Nominee receiving the most “For” votes	None	None
2	Advisory vote on executive compensation	Majority of votes cast “For”	None	None
3	Increase in authorized common stock to 210,000,000	“For” votes cast exceed “against” votes cast	None	None
4	Authorize 42,000,000 shares of blank-check preferred stock	Majority of outstanding shares as of the record date must vote “For”	Count as vote “Against”	Count as vote “Against”
5	Ratification of BDO USA, P.C. as independent registered public accounting firm for fiscal 2025	Majority of votes cast “For”	None	None
WHAT IS THE QUORUM REQUIREMENT?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present or represented by proxy at the annual meeting. On the record date, there were 13,788,405 shares outstanding and entitled to vote. Thus, the holders of 6,894,203 shares must be present or represented by proxy at the annual meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting may adjourn the annual meeting to another date.
HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?
Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
WHAT PROXY MATERIALS ARE AVAILABLE ON THE INTERNET?
This proxy statement, the proxy card and the annual report to stockholders are available at https://web.viewproxy.com/Semler/2025.

PROPOSAL 1
ELECTION OF DIRECTOR
Our board of directors is currently divided into three classes and each class has a three-year term. The director to be elected and qualified will hold office until the annual meeting of stockholders in 2028 and until his respective successor is elected, or, if sooner, until his death, resignation or removal. Vacancies on our board of directors may be filled by persons elected by a majority of the directors then in office, although less than a quorum. A director elected by our board of directors to fill a vacancy in a class serves the full term of that class, and until such director’s successor has been elected and qualified or until his or her earlier death, resignation or removal.
Our board of directors presently has five members in three classes. The nominee listed below is currently a Class I director and has been selected by our board of directors as the nominee in accordance with the recommendation of its nominating and corporate governance committee. Our board currently has one Class I director, two Class II directors and two Class III directors. We do not have a formal policy regarding director or director nominee attendance at the annual meeting and only one director attended the 2024 annual meeting of stockholders.
VOTE REQUIRED FOR APPROVAL
Directors are elected by a plurality of the votes of the holders of shares present via live webcast or represented by proxy and entitled to vote on the election of directors. Accordingly, the nominee needs to receive the highest number of affirmative votes to be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. If the nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. The person nominated for election has agreed to serve if elected. Our management has no reason to believe that the nominee will be unable to serve.
NOMINEE
The following is a brief biography of the nominee for Class I director and a discussion of the specific experience, qualifications, attributes or skills of the nominee that led the nominating and corporate governance committee to recommend him as a nominee for Class I director, as of the date of this proxy statement.
The nominating and corporate governance committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the nominating and corporate governance committee has identified and evaluated the nominee in the broader context of our board of directors’ overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the committee views as critical to effective functioning of our board of directors. The brief biography below includes information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of the director that led the committee to believe that nominee should continue to serve on our board of directors.
NAME	AGE	PRINCIPAL OCCUPATION/POSITION HELD WITH THE COMPANY
William H.C. Chang	69	Director
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF THE NOMINEE.
William H.C. Chang — Mr. Chang has served as a member of our board since April 2023 and previously served on our board from September 2012 to June 2014. Mr. Chang serves as chairman of Westlake Realty Group and Westlake International Group where he has worked for more than 40 years. Mr. Chang is a partner in Digikey Investment Holdings. Mr. Chang is also a principal partner in the San Francisco Giants of Major League Baseball. Mr. Chang was former chairman of U.S. Rugby Football Union.

Mr. Chang is currently on the board of Ensysce Biosciences, Inc. (since 2008) and previously served on the boards of the Asia Foundation and of the San Francisco Port and Social Services Commissions. Mr. Chang holds a bachelor’s degree in economics from Harvard University. We believe Mr. Chang’s involvement in numerous early stage medical and technology companies, with a particular focus on clean/green, M2M, mobile and cloud-based applications, both as an investor and director qualify him to be a director of our company.
DIRECTORS CONTINUING IN OFFICE UNTIL THE 2026 (CLASS II) AND 2027 (CLASS III) ANNUAL MEETINGS
NAME	AGE(1)	PRINCIPAL OCCUPATION/POSITION HELD WITH THE COMPANY, CLASS
Natalie Brunell	38	Class II Director
Daniel S. Messina	69	Class III Director
Douglas Murphy-Chutorian, M.D.	71	Chief Executive Officer, Class III director
Eric Semler	60	Executive Chairman, Class II director

(1)
As of June 30, 2025

Natalie Brunell — Ms. Brunell has served as a member of our board of directors since May 2025. Ms. Brunell is a top-rated podcast host, educator and media commentator in the Bitcoin industry. Previously, Natalie was an award-winning TV journalist and investigative reporter. For more than 10 years she covered in-depth local and national news topics and holds a regional news Emmy for breaking news coverage. Natalie was also an adjunct professor of advanced communication and visual storytelling at the University of Southern California. She holds a Master’s of Science in Journalism from Northwestern University. We believe Ms. Brunell’s insight and experience in the Bitcoin industry qualify her to be a director of our company.
Daniel S. Messina — Mr. Messina has served as a member of our board of directors since August 2020. Mr. Messina has nearly 45 years of broad business experience as both a healthcare system professional and a technology solutions entrepreneur. Mr. Messina is currently the President of Quarvis Health, which includes the company he co-founded, HandsFree Health, the creator of WellBe®, the premier voice enabled virtual health assistant platform designed to help individuals access their health and wellness resources from home. Prior to co-founding HandsFree Health in 2016, he was a partner of West Corporation’s health advocate division for ten years, and he concluded his time there as co-president. From 2002 to 2006, Mr. Messina was the president of Rendina Healthcare Real Estate. Before that, from 2000 to 2002, Mr. Messina served as chief executive officer and president of Magellan Health and from 1998 to 2000 as the chief financial officer and head of business strategy of Aetna Health. For the decade prior to that, he was vice president of financial reporting at Cigna Corporation. Mr. Messina began his career as a certified public accountant at Deloitte. Mr. Messina earned a Bachelor of Science in accounting from the University of Notre Dame. We believe Mr. Messina’s extensive experience in virtual health and healthcare systems qualifies him to be a director of our company.
Douglas Murphy-Chutorian, M.D. — Dr. Murphy-Chutorian has served as a member of our board of directors since September 2012 and as our chief executive officer from October 31, 2012 to April 3, 2023 and since April 27, 2023. Dr. Murphy-Chutorian has had broad, diverse career experience in healthcare over the past 30 years, stretching from clinician, academician, inventor, entrepreneur, chief executive officer, chairman of the board, and consultant to financial firms. From 2005 to 2012, he was managing director of Select Healthcare Capital, LLC. Dr. Murphy-Chutorian is a named inventor on more than 30 patents, and has guided more than 50 products through various regulatory approval processes. His business career has included extensive involvement in all facets of the medical industry from financial, research and development, manufacturing, marketing and sales, regulatory, reimbursement, and clinical trials. His breadth of healthcare experience includes all major sectors of the industry: medical devices, health services, pharmaceuticals, biotechnology and managed care. He received his B.A. and M.D. from Columbia University. He completed his internal medicine residency at New York University/Bellevue Medical Center and his fellowship in cardiology at Stanford University Medical Center. He has served as a faculty member in interventional cardiology at both Stanford and Montefiore Medical Center. We believe Dr. Murphy-Chutorian’s experience as a cardiologist, inventor and executive, in particular serving as our chief executive officer, qualify him to be a director of our company.
Eric Semler — Mr. Semler has served as a member of and chairperson of our board of directors since April 2023 and became our executive chairman in June 2025. Mr. Semler is a public and private market investor in technology and media. His long/short investment fund, TCS Capital Management, which he founded in 2001 and converted into a family office in 2017, was at its peak among the largest independent technology, media and telecom investment funds worldwide. Mr. Semler has helped unlock value for several public companies, as an active shareholder and/or board member. He currently serves on the board of Fundstrat Global Advisors — an independent financial services firm. Mr. Semler has previously served on three public company boards: Angie’s List, Inc., the Maven Inc., (now known as Arena Group Holdings, Inc.) and Geeknet, Inc. Mr. Semler began his career as a journalist working for the New York Times and for the Moscow News in Russia. He is the co-author of two books published by Harper Collins: The Language of Nuclear War and The Businessman’s Guide to Moscow. In 2019, Mr. Semler and his wife Tracy founded and developed the Raising Fame podcast franchise, partnering with NBA parents Dell and Sonya Curry to tell stories about raising extraordinary athletes. In 2024, they launched Raising Fame TV, hosted by Sonya Curry and Lucille O’Neal, the mother of Shaquille O’Neal; the show began airing on TV One in July 2024, and includes episodes on raising world renowned athletes and entertainers. Mr. Semler received a B.A. from Dartmouth College and a J.D. and M.B.A. from Harvard University. We believe Mr. Semler’s deep expertise in capital allocation, digital assets and knowledge of the Bitcoin industry, corporate governance, strategic planning, and investment management qualify him to be a director of our company.

INFORMATION REGARDING OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF OUR BOARD OF DIRECTORS
As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by our board of directors. Our board of directors consults with our outside counsel to ensure that our board of directors’ determination is consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the company, its senior management and our independent auditors, our board of directors has affirmatively determined that the following three continuing directors are independent directors within the meaning of the applicable Nasdaq listing standards: Messrs. Chang and Messina and Ms. Brunell. In making this determination, our board of directors found that none of these directors had a material or other disqualifying relationship with our company. Mr. Semler previously qualified as independent with the meaning of applicable Nasdaq listing standards until his June 2025 appointment as Executive Chairman.
In making such determinations, our board of directors considered the relationships that each such director has with our company, including the relationships and transactions described in the section of this proxy captioned “Transactions with Related Persons,” and all other facts and circumstances that our board of directors deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each director.
BOARD LEADERSHIP STRUCTURE
Mr. Semler has served as chairperson of our board since April 2023 and as our executive chairman since June 2025. In his role as executive chairman, Mr. Semler is responsible for setting the strategic direction for our company and executing our Bitcoin treasury strategy, as well as presiding over meetings of our board of directors. Dr. Murphy-Chutorian, our chief executive officer, who is also a director, is responsible for leading our management, employees and day-to-day operations. Our board of directors believes that separating the chairperson and chief executive officer roles enables us to develop, implement and execute on our strategic objectives in both our healthcare business and with regard to our Bitcoin treasury strategy, leveraging Mr. Semler’s expertise in cryptocurrency and Dr. Murphy-Chutorian’s knowledge and experience of our operations. However, our board of directors will continue to evaluate its leadership structure and may change it, if, in the opinion of the nominating and corporate governance committee and/or board of directors, a change is required by the needs of our business and operations.
ROLE OF OUR BOARD IN RISK OVERSIGHT
One of our board’s key functions is informed oversight of our risk management process. Our board does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various board standing committees that address risks inherent in their respective areas of oversight. In particular, our board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the company. The audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements, in addition to having responsibility for the oversight of the performance of the company’s internal audit function at the time it is established. The nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The compensation committee, together with our management, assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Based on this review, our board of directors believes that the level of risk associated with our compensation programs is not reasonably likely to have a material adverse effect on our company. The Bitcoin strategy committee monitors our Bitcoin holdings and risks associated with our treasury strategy. It is the responsibility of the committee chairs to report findings regarding material risk exposures to our board of directors as quickly as possible.
Equity Grant Policies and Procedures
From time to time, we award stock options to our employees, including our named executive officers, and have in the past also granted stock awards to consultants and our non-employee directors. We routinely re-evaluate the use of our equity incentive plans, including the administrative costs of such programs, when deciding the amount and types of equity awards to grant employees, consultants and our non-employee directors. Our current practice is to award stock options to certain key employees on an annual basis, typically at a meeting of our compensation committee around the beginning of our fiscal year in connection with general compensation review. Additional grants may be made throughout the year if deemed appropriate based on individual performance, evolving responsibilities, or other strategic considerations. Non-employee directors receive annual grants as part of compensation under our non-employee director compensation policy. We do not routinely provide new hire grants to employees when they first join our company, although we may choose to do so in the future. Non-employee directors who join our board of directors between annual grant cycles receive a pro-rata equity award in accordance with our board compensation policy. For additional information on our non-employee director compensation policy, see the information below under the heading “DIRECTOR COMPENSATION — DIRECTOR COMPENSATION FOR 2024 — Non-Employee Director Compensation Policy.” Other than our non-employee director compensation policy, we do not otherwise maintain any policies on the timing of awards of stock options, stock awards, stock appreciation rights, or similar instruments with option-like features. Our compensation committee considers whether there is any material nonpublic information, or MNPI, about our company when determining the timing and terms of stock option awards and, where appropriate, has provided for grants to be effective after our public disclosure of MNPI (such as our 2024 non-employee director grants, which were bifurcated due to the expiration of the 2014 Plan prior to stockholder approval of the 2024 Plan, and thus timed to be effective after publication of our quarterly report on Form 10-Q for the quarter ended September 30, 2024). Our company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.
INSIDER TRADING AND POLICY ON TRADING, PLEDGING AND HEDGING OF COMPANY STOCK
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent, if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in our securities. We have adopted an insider trading policy that applies to any and all transactions by our directors, officers, employees, certain designated consultants and their affiliates (as defined in such policy) in our securities. A copy of the insider trading policy is filed as exhibit 19.1 to our annual report on Form 10-K for the year ended December 31, 2024, or the 2024 Form 10-K. Our insider trading policy expressly prohibits short sales, and purchases or sales of derivative securities or hedging transactions by our directors, executive officers, employees and certain designated consultants and contractors, including their affiliates. Our insider trading policy expressly prohibits purchases or sales of puts, calls, or other derivative securities of our company or any derivative securities that provide the economic equivalent of ownership of our securities, or an opportunity, direct or indirect, to profit from any change in the value of our securities or engage in any other hedging transaction with respect to our securities, at any time. In addition, with regard to our trading in our securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.
MEETINGS OF OUR BOARD OF DIRECTORS
Our board of directors met five times in 2024. Each board member then in office attended 75% or more of the aggregate number of meetings of our board of directors and of the committees on which he served, held during the portion of the last year for which he was a director or committee member.

INFORMATION REGARDING COMMITTEES OF OUR BOARD OF DIRECTORS
Our board of directors currently has four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee and, since May 2024 a Bitcoin strategy committee. The following table provides membership and meeting information for 2024 for each of the standing committees of our board of directors during such year:
Name	Audit	Compensation	Nominating and Corporate Governance	Bitcoin Strategy
Natalie Brunell(1)
William H.C. Chang	X	X	X	X
Daniel S. Messina	X		X
Douglas Murphy-Chutorian, M.D.				X
Eric Semler(1)	X	X	X	X
Total Meetings in 2024	4	1	0	0

(1)
Ms. Brunell joined our board of directors and was appointed to the Bitcoin strategy committee in May 2025. Ms. Brunell was appointed to the audit committee and compensation committee in June 2025 when our board of directors named Mr. Semler executive chairman.

Below is a description of each standing committee of our board of directors.
Our board of directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our company.
Audit Committee
The audit committee of our board of directors was established by our board of directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the audit committee performs several functions. The audit committee appoints, determines funding for and oversees the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the company’s audit engagement team as required by law; review and approves or rejects transactions between the company and any related persons; confers with management and the independent auditors regarding the effectiveness of our internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed with the SEC in our annual and quarterly filings.
The audit committee is currently comprised of Mr. Messina (who serves as chairman), Mr. Chang, and Ms. Brunell. During 2024, the audit committee was comprised of Messrs. Chang, Messina and Semler. The audit committee met four times in 2024. Our board of directors has adopted a written audit committee charter that is available to stockholders on our website at http://ir.semlerscientific.com/corporate-governance.
Our board of directors reviews the Nasdaq listing standards definition of independence for audit committee members on an annual basis and has determined that the members of the audit committee are independent and have the requisite financial sophistication in accordance with Nasdaq listing standards. Our board of directors has also determined that Mr. Messina is an audit committee financial expert as defined under SEC rules.

Report of the Audit Committee of our Board of Directors
The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with management of Semler Scientific, Inc. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to the board of directors, and the board of directors approved, that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 28, 2025.
William H.C. Chang
Daniel S. Messina
Eric Semler
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The compensation committee is currently comprised of Mr. Chang and Ms. Brunell. During 2024, the compensation committee was comprised of Messrs. Chang and Semler. Our board of directors reviews the Nasdaq listing standards definition of independence for compensation committee members on an annual basis and has determined that the members of the compensation committee are independent in accordance with Nasdaq listing standards. The compensation committee met one time in 2024. Our board of directors has adopted a written compensation committee charter that is available to stockholders on our website at http://ir.semlerscientific.com/corporate-governance.
The compensation committee of our board of directors acts on behalf of our board of directors to review, adopt and oversee our compensation strategy, policies, plans and programs, including:
•
establishment of corporate and individual performance objectives relevant to the compensation of our executive officers and evaluation of performance in light of these stated objectives;

•
review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our chief executive officer and the other executive officers;

•
review and recommendation to our board of directors for approval of the compensation of our directors; and

•
administration of our equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Compensation Committee Processes and Procedures
Typically, the compensation committee meets as its members deem necessary or appropriate, but in no event less than annually. The agenda for each meeting is usually developed by the chair of the compensation committee, in consultation with the chief executive officer. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The chief executive officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation.

Under its charter, the compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. The compensation committee did not engage a compensation consultant in 2024.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee of our board of directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of our company (consistent with criteria approved by our board of directors), reviewing and evaluating incumbent directors, recommending to our board of directors for selection candidates for election to our board of directors, making recommendations to our board of directors regarding the membership of the committees of our board of directors, and assessing the performance of our board of directors.
The nominating and corporate governance committee is currently comprised of Messrs. Chang and Messina, each of whom is independent under applicable Nasdaq listing standards. During 2024, the nominating and corporate governance committee was comprised of Messrs. Chang, Messina and Semler. The nominating and corporate governance committee did not meet in 2024. Our board of directors has adopted a written nominating and corporate governance committee charter that is available to stockholders on our website at http://ir.semlerscientific.com/corporate-governance.
The nominating and corporate governance committee intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. The nominating and corporate governance committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our board of directors, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the nominating and corporate governance committee typically considers diversity in the form of self-identified diversity attributes as well as diverse work experiences or socio-economic or demographic characteristics, skills and such other factors as it deems appropriate, given the current needs of our board of directors and our company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews these directors’ overall service to our company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The nominating and corporate governance committee also takes into account the results of any self-evaluation conducted by our board of directors. In the case of new director candidates, the nominating and corporate governance committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The nominating and corporate governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our board of directors. The nominating and corporate governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to our board of directors.
The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the nominating and corporate governance committee to become nominees for election to our board of directors may do so by delivering a written recommendation to our corporate secretary at 51 E Campbell Avenue, Suite 107-D, Campbell, California 95008, and following the other requirements set forth in our bylaws.

Bitcoin Strategy Committee
The Bitcoin strategy committee is currently comprised of Messrs. Chang and Semler, Dr. Murphy-Chutorian, and Ms. Brunell, with Mr. Semler serving as chairman. This committee was formed in May 2024 in connection with the adoption of our Bitcoin treasury strategy, and Ms. Brunell joined the committee in May 2025 when she joined our board of directors. Our Bitcoin strategy committee oversees the corporate Bitcoin treasury strategy and provides oversight and supervision of management’s execution of the strategy.
STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Historically, we have not provided a formal process related to stockholder communications with our board of directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by our board of directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to our board of directors has been excellent.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to all officers, directors and employees. Our code of business conduct and ethics is available on our website at http://ir.semlerscientific.com/corporate-governance. Our code of business conduct and ethics is designed to meet the requirements of Item 406 of Regulation S-K. If we make any substantive amendments to our code of business conduct and ethics or grants any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Act and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.
Accordingly, our board of directors is asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to Semler Scientific Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”
Because the vote is advisory, it is not binding on our board of directors, the compensation committee of our board of directors or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our board of directors and, accordingly, our board of directors and the compensation committee of our board of directors intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
VOTE REQUIRED FOR APPROVAL
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy duly authorized voting affirmatively or negatively (excluding abstentions and broker non-votes) on such matter at the annual meeting will be required to approve the advisory vote on executive compensation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL 3
AUTHORIZE INCREASE IN COMMON STOCK
BACKGROUND
Our board of directors believes that it is advisable and in our company’s best interests and in the best interests of our stockholders to amend Semler Scientific’s amended and restated certificate of incorporation, as amended, or the Restated Certificate, to increase the total number of authorized shares of common stock from 50,000,000 shares to 210,000,000 shares. On June 25, 2025, our board of directors adopted resolutions approving the proposed certificate of amendment of the Restated Certificate in substantially the form attached hereto as Appendix A-1. At that time, our board of directors declared the proposed amendment to be advisable and in the best interests of our company and our stockholders and is accordingly submitting this Proposal 3 for approval by our stockholders.
Our board of directors also proposes an amendment to the Restated Certificate to authorize the issuance of “blank-check” preferred stock (see Proposal 4 and Appendix A-2). Approval of this Proposal 3 is not conditioned upon approval of Proposal 4 and approval of Proposal 4 is not conditioned upon approval of this Proposal 3. If stockholders approve this Proposal 3, our board of directors will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the increase in our authorized common stock by filing the charter amendment substantially in the form of Appendix A-1 with the Secretary of State of the State of Delaware to increase the number of authorized shares of our common stock from 50,000,000 to 210,000,000.
Upon filing of the amendment of the Restated Certificate to increase the number of authorized shares of common stock from 50,000,000 to 210,000,000 with the Secretary of State of the State of Delaware, Article IV, Part A, Section 1 of the Restated Certificate would be amended as follows, with the proposed additions double underlined and proposed deletions stricken through:
1.   Authorization of Stock.   The total number of shares of stock that the corporation shall have authority to issue is ~~Fifty~~ Two Hundred Ten Million (~~50,000,000~~210,000,000), consisting of ~~Fifty~~ Two Hundred Ten Million (~~50,000,000~~210,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”).
If stockholders approve this Proposal 3 and Proposal 4, our board of directors will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the increase in our authorized common stock and authorize 42,000,000 shares of “blank check” preferred stock (Proposal 4) and make ancillary changes related thereto by filing the charter amendment substantially in the form of Appendix A-3 with the Secretary of State of the State of Delaware.
REASONS FOR THE INCREASE IN AUTHORIZED SHARES
As of the close of business on June 30, 2025, of our 50,000,000 authorized shares of common stock, there were 13,688,405 shares of common stock issued and outstanding (and 214,422 issued shares in treasury). In addition to the issued and outstanding shares of common stock on June 30, 2025 there were 1,635,320 shares reserved for issuance upon conversion of our outstanding 4.25% convertible senior notes due 2030, or the 2030 Senior Notes, 1,302,868 shares underlying outstanding awards under our equity incentive plans, and 1,851,552 shares reserved for future awards under our 2024 Stock Option and Incentive Plan, or the 2024 Plan. Accordingly, as of June 30, 2025 there were 31,158,933 shares remaining available for future issuance. These amounts do not take into account any shares that may be issued in our ATM offering program (as defined below).
The conversion rate for the 2030 Senior Notes will initially be 13.0826 shares of our common stock per $1,000 principal amount of 2030 Senior Notes, which is equivalent to an initial conversion price of approximately $76.44 per share of our common stock. The initial conversion price of the 2030 Senior Notes represents a premium of approximately 25.0% over the last reported sale price of our common stock on the Nasdaq Capital Market on January 23, 2025. The conversion rate for the 2030 Senior Notes is subject to adjustment under certain circumstances in accordance with the terms of the indenture governing the 2030 Senior Notes. In addition, following certain corporate events that occur prior to the maturity date of the 2030 Senior Notes or if we deliver a notice of redemption in respect of the 2030 Senior Notes, it will, in certain circumstances, increase the conversion rate of the 2030 Senior Notes for a holder who elects to convert its 2030 Senior Notes in connection with such a corporate event or convert its 2030 Senior Notes called (or deemed called) for redemption during the related redemption period (as defined in the 2030 Indenture), as the case may be. Initially, a maximum of 1,635,320 shares of our common stock may be issued upon conversion of the 2030 Senior Notes, based on the initial maximum conversion rate of 16.3532 shares of common stock per $1,000 principal amount of 2030 Senior Notes.
The proposed amendment of our Restated Certificate would increase the number of shares of common stock that we are authorized to issue from 50,000,000 shares of common stock to 210,000,000 shares of common stock, representing an increase of 160,000,000 shares of authorized common stock, of which 191,158,933 would be available for future issuance based on shares issued and outstanding as of June 30, 2025.
In light of our Bitcoin treasury strategy and intent to create stockholder value through Bitcoin accumulation, we regularly consider fund raising opportunities and may decide, from time to time, to raise capital based on various factors, including market conditions, the price of Bitcoin, and our plans for our operating healthcare business. In this regard, if our board of directors determines that raising additional capital through issuing the additional shares of common stock is desirable and in the best interests of our company and stockholders, we want to be able to act quickly if market conditions are favorable. If we do not have sufficient unissued and unreserved authorized shares of our common stock, we may not able to raise future capital without first obtaining stockholder approval for an increase in the number of authorized shares of common stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our Bitcoin treasury strategy to accumulate Bitcoin in a stockholder accretive manner. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified personnel, and if this Proposal 3 to increase our authorized common stock is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities that the compensation committee deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve this Proposal 3, we may not be able to access the capital markets to create stockholder value through Bitcoin accumulation; use common stock to complete future corporate collaborations and partnerships to expand our healthcare business; attract, retain and motivate employees, officers, directors, consultants and/or advisers; and pursue other business opportunities integral to our growth and success, all of which could severely harm our business and our prospects.
Other than our Controlled Equity OfferingSM Sales Agreement with Barclays Capital Inc., Cantor Fitzgerald & Co., Canaccord Genuity LLC, Needham & Company, LLC, Craig-Hallum Capital Group LLC and Lake Street Capital Markets, LLC, pursuant to which it may issue and sell from time to time up to $500.0 million of our common stock in an at-the-market, or ATM offering program, as of the date of this proxy statement, our board of directors has no definitive plans, arrangements or understandings to issue any of the additional shares of common stock that would be available as a result of the approval of this Proposal 3 to increase our authorized common stock. Our board of directors believes it is appropriate to increase our authorized shares of common stock so that we have shares of common stock available to provide additional flexibility to promptly and appropriately use our common stock for business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of common stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include: raising capital, particularly in furtherance of our Bitcoin treasury strategy; providing equity incentives to employees, officers, directors, consultants and/or advisers; establishing collaborative or partnering arrangements with other companies; expanding our healthcare business through the acquisition of other businesses, products or technologies; and other purposes.
Our board of directors believes that the proposed increase in authorized common stock will make sufficient shares available to provide the additional flexibility necessary to pursue our Bitcoin treasury strategy and other strategic objectives. Over the past year, our authorized common stock has allowed us the flexibility to pursue a number of financing transactions that were key to enabling the implementation of our Bitcoin treasury strategy while at the same time enabling us to continue to provide the employee equity incentives that we deem necessary to attract and retain key employees.
EFFECTS OF THE INCREASE IN AUTHORIZED SHARES
The additional common stock proposed to be authorized under the proposed amendment to our Restated Certificate would have rights identical to our current outstanding common stock. Stockholder approval of this Proposal 3 and amendment of the Restated Certificate and issuance of the common stock authorized thereby would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. The additional shares of common stock authorized by this proposed charter amendment could be issued by our board of directors without further vote of our stockholders except as may be required in particular cases by the Restated Certificate, applicable law, regulatory agencies or Nasdaq rules. Under the Restated Certificate, our stockholders do not have preemptive rights to subscribe for additional securities that may be issued by us, which means that current stockholders do not have a prior right thereunder to purchase any newly issued shares of common stock in order to maintain their proportionate ownership interests in our company.
The increase in our authorized shares of common stock could also have an anti-takeover effect in that the charter amendment to increase our authorized common stock will give our board of directors flexibility, without further stockholder action, except as otherwise required by law or the rules of applicable stock exchange listing rules, to issue common stock on such terms and conditions as our board of directors deems to be in the best interests of our stockholders. Although the charter amendment to increase our authorize common stock is not motivated by anti-takeover concerns, the availability of authorized shares of common stock could enable our board of directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult, which could have the effect of discouraging unsolicited takeover attempts. Our board of directors is required to make any determination to issue shares of common stock based on its judgment as to the best interests of the stockholders and our company. However, in certain circumstances, issuing common stock without further action by the stockholders may delay or prevent a change of control of our company, may discourage bids for our common stock at a premium over the market price of the common stock and may adversely affect the market price of the common stock. Thus, authorizing additional shares of common stock could render more difficult and less likely a hostile merger, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. Our board of directors is not presently aware of any attempt to acquire control of our company, and the proposed charter amendment to authorize additional shares of common stock is not part of any plan by our board of directors to recommend or implement a series of anti-takeover measures.
VOTE REQUIRED FOR APPROVAL
In order to be approved, the votes cast “For” this charter amendment to increase the authorized shares of common stock must exceed the votes cast “against” this proposal. Abstentions and broker non-votes will have no effect on this proposal.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF APPROVAL OF THE SHARE INCREASE.

PROPOSAL 4
AUTHORIZE “BLANK CHECK” PREFERRED STOCK
BACKGROUND
Our board of directors believes that it is advisable and in our company’s best interests and in the best interests of our stockholders to amend our Restated Certificate to authorize 42,000,000 shares of “blank check” preferred stock, issuable in one or more series, and to implement ancillary changes related thereto. The term “blank check” preferred stock refers to preferred stock, the creation and issuance of which is authorized in advance by a company’s stockholders and the terms, rights and features of which are determined by the board of directors of a company without seeking further actions or vote of the stockholders. On June 25, 2025, our board of directors adopted resolutions approving the proposed certificate of amendment of the Restated Certificate in substantially the form attached hereto as Appendix A-2 to authorize 42,000,000 shares of “blank check” preferred stock (and if Proposal 3 is also approved by stockholders, Appendix A-3 to both increase authorized common stock from 50,000,000 to 210,000,000 shares and authorize 42,000,000 shares of “blank check” preferred stock). At that time, our board of directors declared the proposed amendment to be advisable and in the best interests of our company and our stockholders and is accordingly submitting this Proposal 4 for approval by our stockholders. Approval of this Proposal 4 is not conditioned upon approval of Proposal 3 and approval of Proposal 3 is not conditioned upon approval of this Proposal 4.
The general description of the proposed changes to the Restated Certificate contained in this Proposal 4 is qualified in its entirety by reference to the full text of the proposed changes, which is attached hereto as Appendix A-2, marked to show changes, with the proposed additions double underlined and proposed deletions stricken through. If our stockholders do not approve this Proposal 4, no changes will be made to the Restated Certificate with respect to the authorization of “blank check” preferred stock of our company.
Upon receiving stockholder approval of Proposal 4, our board of directors will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the amendment of the Restated Charter to authorize 42,000,000 shares of “blank check” preferred stock and to implement ancillary changes related thereto by filing with the Secretary of State of the State of Delaware, the charter amendment substantially in the form of Appendix A-2.
Upon receiving stockholder approval of Proposal 3 and Proposal 4, our board of directors will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the amendment of the Restated Charter to authorize 210,000,000 shares of common stock and authorize 42,000,000 shares of “blank check” preferred stock and to implement ancillary changes related thereto by filing with the Secretary of State of the State of Delaware, the charter amendment substantially in the form of Appendix A-3.
REASONS FOR THE AUTHORIZATION OF PREFERRED STOCK
“Blank check” preferred stock is commonly authorized by companies publicly traded in the United States, and approval is being sought to provide us with increased financial flexibility in furthering our Bitcoin treasury strategy, allowing us to utilize preferred stock to accumulate Bitcoin in a stockholder accretive manner, as well as respond to rapidly developing acquisition and corporate financing opportunities and advance our business plans. We regularly consider fund raising opportunities and may decide, from time to time, to raise capital based on various factors, including market conditions, the price of Bitcoin, and our plans for our operating healthcare business. In this regard, if our board of directors determines that raising additional capital through issuing shares of preferred stock is desirable and in the best interests of our company and stockholders, we want to be able to act quickly if market conditions are favorable. If we do not have authorized shares of preferred stock, we may not able to take advantage of market opportunities to raise future capital without first obtaining stockholder approval for an authorization of preferred stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our Bitcoin treasury strategy to accumulate Bitcoin in a stockholder accretive manner. It is anticipated that the purposes for which such preferred stock may be issued include, without limitation, issuing perpetual preferred stock to obtain capital to acquire Bitcoin, exchange preferred stock for common stock, issuing preferred stock for cash as a means of obtaining working capital, or issuing preferred stock as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. No specific shares of preferred stock are being designated at this time, and we do not currently have any definitive plans to issue shares of preferred stock.
Our board of directors believes that the proposed authorization of blank check preferred stock will provide the additional flexibility necessary to pursue our Bitcoin treasury strategy and other strategic objectives.
EFFECTS OF THE AUTHORIZATION OF PREFERRED STOCK
When authorizing and issuing a series of preferred stock, our board of directors would determine all designations, relative rights, preference, and limitations of such stock including but not limited to the following: designation of series and numbers of shares; dividend rights; rights upon liquidation or distribution of assets of our company; conversion or exchange rights; redemption provisions; sinking fund provisions; and voting rights. While we may consider effecting an equity offering of preferred stock or otherwise issuing such stock in the future, as of the date hereof, we have no agreements or understandings with any third party to effect any such offering or issuance, and no assurances are given that any offering will in fact be effected or that any issuance will be proposed and consummated. Therefore, the terms of any preferred stock subject to this Proposal 4 cannot be stated or estimated with respect to any or all of the securities authorized.
The issuance of preferred stock could dilute both the equity interests and the earnings per share of existing holders of our common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of preferred stock could also have voting rights superior to our common stock, and therefore could have a dilutive effect on the voting power of our existing stockholders. The issuance of preferred stock could also affect the number of dividends, if any, paid to our stockholders and may reduce the share of the proceeds that they would receive upon a future liquidation of our company.
The authorization of blank check preferred stock could also have an anti-takeover effect in that charter amendment to authorize preferred stock will give our board of directors flexibility, without further stockholder action, except as otherwise required by law or the rules of applicable stock exchange listing rules, to issue preferred stock on such terms and conditions as our board of directors deems to be in the best interests of our stockholders. Although the charter amendment to authorize blank check preferred stock is not motivated by anti-takeover concerns, the availability of authorized shares of preferred stock could enable our board of directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult, which could have the effect of discouraging unsolicited takeover attempts. Our board of directors is required to make any determination to issue shares of common stock or preferred stock based on its judgment as to the best interests of the stockholders and our company. However, in certain circumstances, issuing preferred stock without further action by the stockholders may delay or prevent a change of control of our company, may discourage bids for our common stock or preferred stock at a premium over the market price of the common stock or preferred stock and may adversely affect the market price of the common stock or preferred stock. Thus, authorizing “blank check” preferred stock could render more difficult and less likely a hostile merger, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. Our board of directors is not presently aware of any attempt to acquire control of our company, and the proposed charter amendment to authorize blank check preferred stock is not part of any plan by our board of directors to recommend or implement a series of anti-takeover measures.
VOTE REQUIRED FOR APPROVAL
The affirmative vote of the holders of a majority of the outstanding shares will be required to approve the charter amendment to authorize “blank check” preferred stock of our company. Abstentions and broker non-votes will have the same effect as “Against” votes on this proposal.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE AUTHORIZATION OF “BLANK CHECK” PREFERRED STOCK.

PROPOSAL 5
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our board of directors has selected BDO USA, P.C., or BDO, as our independent registered public accounting firm for the year ending December 31, 2025 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by our stockholders at the annual meeting. BDO has audited our financial statements since 2013.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of BDO as our independent registered public accounting firm. However, the audit committee of our board of directors is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee of our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee of our board of directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of our company and our stockholders.
A representative of BDO is expected to be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy duly authorized voting affirmatively or negatively (excluding abstentions and broker non-votes) on such matter at the annual meeting will be required to ratify the selection of BDO.
PRINCIPAL ACCOUNTING FEES AND SERVICES
The following table presents fees for professional audit services rendered by BDO USA, P.C., or BDO, for the audit of our financial statements for the years ended December 31, 2024 and 2023. In addition to retaining BDO to conduct an audit of the financial statements, we engage the firm from time to time to perform other permissible non-audit services.
The following table sets forth all fees incurred in connection with professional services rendered to us by BDO during each of the last two fiscal years.
	Year Ended December 31,
Fee Type	2024	2023
Audit Fees	$807,658	$473,070
Audit-related Fees	28,016	22,000
Total	$835,674	$495,070
Audit Fees.   This category consists of the annual audit of our financial statements and the interim reviews of the quarterly financial statements as well as work related to SEC filings such as consents, comfort letters, etc.
Audit-related Fees.   This category consists of the annual audit of our 401K Plan.
PRE-APPROVAL POLICIES AND PROCEDURES.
The audit committee’s charter provides that the audit committee will approve the fees and other significant compensation to be paid to our independent auditors, and pre-approve all audit services and all non-audit services of independent auditors permitted under applicable law. The charter also provides that the audit committee may establish other pre-approval policies and procedures for the engagement of independent auditors to render services to us, including without limitation policies that would allow the delegation of pre-approval authority to one or more members of the audit committee, provided that any pre-approval decision is reported to the audit committee at its next scheduled meeting. The audit committee has approved all audit and audit-related work covered by the audit fees, tax fees and all other fees.

VOTE REQUIRED FOR APPROVAL
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy duly authorized voting affirmatively or negatively (excluding abstentions and broker non-votes) on such matter at the annual meeting will be required to approve the advisory vote on executive compensation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF BDO USA, P.C.
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of June 30, 2025 by: (i) each current director, including the nominee for director; (ii) each of the named executive officers; (iii) all of our current executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock and is based on 13,688,405 shares of our common stock issued and outstanding as of June 30, 2025. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days after June 30, 2025 are considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in the following table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Information with respect to beneficial ownership by 5% stockholders has been based on information filed with the SEC pursuant to Section 13(d) or Section 13(g) of the Exchange Act, as well as our records and other information known to us. Except as otherwise set forth in the footnotes to the following table, the address of each beneficial owner is c/o Semler Scientific, Inc., 51 E Campbell Avenue, Suite 107-D, Campbell, California 95008.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
William H.C. Chang(1)	910,017	6.6%
Eric Semler(2)	786,552	5.7%
Douglas Murphy-Chutorian(3)	594,993	4.2%
Daniel S. Messina(4)	22,630	*
Renae Cormier(5)	11,336	*
Natalie Brunell(6)	4,249	*
All directors and executive officers as a group (6 persons)	2,329,877	16.4%

*
Less than 1%

(1)
Includes (a) 24,336 shares underlying options to purchase shares of our common stock, (b) 199,596 shares of our common stock held in three grantor retained annuity trusts, (c) 444,577 shares of our common stock held by W&D Chang Family Trust and (d) 241,508 shares of our common stock held by Chang 2020 GP LP, for which Mr. Chang and his spouse are the managing members of Chang 2020 GP, LLC, its general partner, and share voting and investment control. The address for the Chang Family Trust, Chang 2020 GP LP, Mr. Chang and Mrs. Chang is 520 El Camino Real, 9th Floor, San Mateo, California 94402.

(2)
Includes 72,535 shares underlying options to purchase shares of our common stock.

(3)
Includes (a) 439,680 shares underlying options to purchase shares of our common stock and (b) 155,313 shares of our common stock held in a family trust over which Dr. Murphy-Chutorian is co-Trustee with his spouse, with whom he shares voting and investment power over such securities.

(4)
Includes 10,720 shares underlying options to purchase shares of our common stock.

(5)
Includes (a) 7,590 shares underlying options to purchase shares of our common stock and (b) 3,746 shares of common stock held in a family trust over which Ms. Cormier is co-Trustee with her spouse, with whom she shares voting and investment power over such securities.

(6)
Reflects 4,249 shares underlying options to purchase shares of our common stock.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2024, our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers, including their ages as of June 30, 2025. Biographical information for our chief executive officer and Class III director, Dr. Murphy-Chutorian, is included in Proposal 1.
Name	Age	Position(s)
Douglas Murphy-Chutorian, M.D.	71	chief executive officer and director
Renae Cormier	53	chief financial officer
Renae Cormier — Ms. Cormier has served as our chief financial officer since July 2023 and as head of corporate communications and business strategy since May 2022. From 2001 until joining our company, Ms. Cormier held various positions at investment management firms. She was partner at Aravt Global from 2013 to 2022, where she was responsible for allocating investment capital in public and private companies across a variety of industries, as well as leading accounting-focused risk management across the portfolio’s holdings. From 2001 to 2010, Ms. Cormier was an equity analyst and director of financial research at Ziff Brothers Investments. From 1997 to 2001 she was an auditor and provided mergers and acquisitions transaction advisory services at PricewaterhouseCoopers. Ms. Cormier holds a dual bachelor’s degree in accounting and finance from the University of Colorado.
SUMMARY COMPENSATION TABLE
The following table sets forth the information as to compensation paid to or earned by (i) the individuals who served as our principal executive officer during any part of the year ended December 31, 2024, and (ii) our most highly compensated executive officer other than our principal executive officer who was serving in such capacity as of December 31, 2024. There were no other individuals who would have been one of our most highly compensated executive officers as of December 31, 2024. These individuals are referred to in this proxy statement as our named executive officers. As none of our named executive officers received any nonqualified deferred compensation, we have omitted that column from the table below.
SUMMARY COMPENSATION TABLE FOR FISCAL 2024
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Option Award(s) ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Douglas Murphy-Chutorian, M.D.(6) Director and chief executive officer	2024	$450,000	$—	$224,550	—	$400,000	$35,111	$1,109,661
	2023	$488,508	$—	$—	—	$400,000	$40,389	$928,897
Renae Cormier(7) Chief financial officer	2024	$374,375	$90,000	$224,550	—	$—	$42,024	$730,949
	2023	$273,724	$72,000	$95,200	$55,000	$—	$28,987	$524,911

(1)
For each of Dr. Murphy-Chutorian and Renae Cormier’s salary, 2023 includes a lump sum payment of accrued and unused vacation time due to a change of vacation policy applicable to director and higher of $38,508 for Dr. Murphy-Chutorian and $3,724 for Ms. Cormier.

(2)
Represents the grant date fair value of the options awarded during the year as determined under FASB, Accounting Standards Codification Topic 718, Compensation — Stock Compensation, or ASC 718. See Note 16 to our audited financial statements included in the 2024 Form 10-K for additional information.

(3)
Represents the grant date fair value of the stock awarded during the year as determined under FASB ASC 718. See Note 16 to our audited financial statements included in the 2024 Form 10-K for additional information.

(4)
The amounts represent performance-based cash incentives earned by Dr. Murphy-Chutorian based on the achievement of certain pre-defined company goals and his target incentive compensation amount.

Incentive compensation awards are paid quarterly, based on the achievement of the objectives for that quarter set by the compensation committee of our board of directors at the beginning of the fiscal year.
(5)
Represents payment of health insurance premiums pursuant to the terms of employment. For Dr. Murphy-Chutorian, 2023 includes $20,213 as reimbursement of legal expenses incurred in connection with negotiating and execution of the interim employment agreement and the separation and release agreement.

(6)
Dr. Murphy-Chutorian, resigned as chief executive officer effective April 3, 2023, and then was reappointed to such position effective April 27, 2023. All amounts are prorated to reflect this period of non-employment.

(7)
Ms. Cormier was promoted to chief financial officer effective July 7, 2023 and 2023 compensation amounts are pro rata to reflect a salary increase in connection therewith.

Named Executive Officer Compensation Arrangements
We enter into individually negotiated compensation arrangements with each of our named executive officers. Our named executive officers may receive salary, bonus and other benefits, such as the payment of health insurance premiums or other individually negotiated health benefits pursuant to the terms of their negotiated compensation package. We may also grant our named executive officers awards under our equity incentive plans. Beginning February 1, 2023, due to a change in policy, we no longer accrue vacation for executive officers and in 2023, paid each employee ranked director or higher, which included all of our executive officers, their accrued but unused vacation pay as of January 31, 2023.
Douglas Murphy-Chutorian, M.D.
In connection with Dr. Murphy-Chutorian’s reappointment as chief executive officer, on May 25, 2023, we entered into a new employment agreement with Dr. Murphy-Chutorian, providing for compensation and benefits consistent with his then role as chief executive officer. Under such agreement, Dr. Murphy-Chutorian provides services on an at-will basis and is eligible to receive annual base salary of $450,000 and quarterly target bonus of $100,000 per quarter based on achieving certain pre-defined performance objectives established by our board of directors prior to the performance period. Under the terms of this new employment agreement, Dr. Murphy-Chutorian can be terminated at any time and his job titles, salaries and benefits modified from time to time as we deemed necessary. Dr. Murphy-Chutorian remains eligible to continue to receive equity grants under our equity compensation plans and benefits on the same terms as other employees (including payment of life insurance policy, medical license fees and telecommunications charges)
Upon the recommendation of its compensation committee, our board of directors granted Dr. Murphy-Chutorian an option to acquire 15,000 shares of our common stock effective May 10, 2024. The option was granted under our 2014 Stock Incentive Plan, or the 2014 Plan, has an exercise price of $22.92 per share (the closing price on the grant date), a 10-year term, and is governed by our standard form of stock option agreement under the 2014 Plan. Accordingly, upon the recommendation of its compensation committee, our board of directors granted Dr. Murphy-Chutorian an option to acquire 50,000 shares of our common stock effective January 6, 2025 and an option to acquire 25,000 shares of our common stock effective May 2, 2025. The options were granted under our 2024 Stock Option and Incentive Plan, or the 2024 Plan, have an exercise price of $58.94 and $36.16 per share (the closing price on the grant date), respectively, 10-year terms, and are governed by our standard form of stock option agreement under the 2024 Plan except that vested options are not subject to the post-termination exercise provisions of the 2024 Plan and may be exercised at any time prior to expiration without the requirement for continuous service. Dr. Murphy-Chutorian’s new employment agreement suspended severance payments under his April 2023 severance agreement unless and until his employment terminates and he signs a supplemental release, for which he will be paid $100 and it will provide for the following: (i) $450,000 in severance payments payable monthly for 12-months commencing 30 days after his last day of employment; (ii) up to nine months of COBRA reimbursement; (iii) the extension of his post-termination exercise period to the original expiration date for his outstanding options, all of which options outstanding at the time of entry into the agreement were fully vested except the option to purchase 15,000 shares of our common stock granted in May 2024. We also agreed to pay any agreed severance including his post termination exercise period to the original expiration date for his outstanding vesting options to Dr. Murphy-Chutorian’s spouse in the event termination of employment is due to his death.
Renae Cormier
On July 7, 2023, our board of directors promoted Renae Cormier to chief financial officer effective July 10, 2023 from her previous position as head of corporate communications and business strategy. In 2024, Ms. Cormier’s base salary was $375,000 with target incentive of $90,000. In addition, upon the recommendation of its compensation committee, our board of directors granted Ms. Cormier an option to acquire 15,000 shares of our common stock effective May 10, 2024. The option was granted under the 2014 Plan, has an exercise price of $22.92 per share (the closing price on the grant date), a 10-year term, and is governed by our standard form of stock option agreement under the 2014 Plan. Ms. Cormier’s employment and compensation continue to be governed by the terms of her May 2022 employment agreement. Under the terms of the agreement, Ms. Cormier can be terminated at any time and her job titles, salaries and benefits may be modified from time to time as we deem necessary. Ms. Cormier remains eligible to continue to receive equity grants under our equity compensation plans and benefits on the same terms as other employees (including payment of life insurance policy and telecommunications charges). Accordingly, upon the recommendation of its compensation committee, our board of directors granted Ms. Cormier an option to acquire 40,000 shares of our common stock effective January 6, 2025 and an option to acquire 20,000 shares of our common stock effective May 2, 2025. The options were granted under the 2024 Plan, have an exercise price of $58.94 per share and $36.16 (the closing price on the grant date), respectively, 10-year terms, and is governed by our standard form of stock option agreement under the 2024 Plan.
OUTSTANDING EQUITY AWARDS AT FISCAL 2024 YEAR END
The following table provides information about the number of outstanding equity awards held by our named executive officers at December 31, 2024. We have omitted certain columns from the table as our named executive officers do not have any outstanding stock awards.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	($)	Date
Douglas Murphy-Chutorian(1)	60,000	—	$2.56	12/31/2025
Douglas Murphy-Chutorian(1)	125,000	—	$2.23	02/17/2026
Douglas Murphy-Chutorian(1)	125,000	—	$1.72	01/19/2027
Douglas Murphy-Chutorian(1)	125,000	—	$8.00	12/31/2027
Douglas Murphy-Chutorian	—	15,000	$22.92	05/10/2034
Renae Cormier	3,226	1,774	$30.48	05/16/2032
Renae Cormier	1,770	3,230	$25.47	07/09/2033
Renae Cormier	—	15,000	$22.92	05/10/2034

(1)
All the above options are fully vested.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our company for each of the last three completed fiscal years. The table below presents information on the compensation of each our principal executive officers, or PEOs, and for our other named executive officers, or NEOs, in comparison to certain performance metrics for 2024, 2023 and 2022. This disclosure does not necessarily reflect value actually realized by the executive or how our compensation committee evaluates compensation decisions in light of our or individual performance. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for Douglas Murphy- Chutorian, M.D. ($)	Summary Compensation Table Total for Dr. Wayne T. Pan ($)	Compensation Actually Paid to Douglas Murphy- Chutorian, M.D. ($)	Compensation Actually Paid to Dr. Wayne T. Pan ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income (Thousands) ($)
(a)	(b)(4)	(c)(4)	(d)(5)	(e)(5)	(f)(6)	(g)(7)	(h)(8)	(i)(9)
2024(1)	$1,109,661	$—	$1,475,211	$—	$730,949	$1,120,778	$59	$40,899
2023(2)	$928,897	$169,101	$928,897	$169,101	$478,410	$512,990	$48	$20,583
2022(3)	$870,459	$—	$870,459	$—	$372,266	$372,266	$36	$14,325

(1)
For 2024, our PEO was Douglas Murphy-Chutorian, M.D., and our non-PEO NEO was Renae Cormier, our chief financial officer.

(2)
For 2023, our PEOs were Douglas Murphy-Chutorian, M.D. and our former PEO Dr. Wayne T. Pan, and our non-PEO NEOs were Renae Cormier, our chief financial officer, and Andrew B. Weinstein, our former senior vice president, finance.

(3)
For 2022, our PEO was Douglas Murphy-Chutorian, M.D. and our non-PEO NEOs were Andrew B. Weinstein, our former senior vice president, finance, and Daniel E. Conger, our former vice president, finance.

(4)
The dollar amounts reported in columns (b) and (c) are the amounts of total compensation reported for our PEOs for each corresponding year in the “Total” column of the Summary Compensation Table in which they served as a PEO. Refer to “Executive Compensation  —  Summary Compensation Table.

(5)
The dollar amounts reported in columns (d) and (e) represent the amount of “compensation actually paid” to our PEOs, as computed in accordance with SEC rules. The following table details how “compensation actually paid” is determined:

Fiscal Year 2024
Douglas Murphy- Chutorian, M.D.
Summary Compensation Table (SCT) Total	$1,109,661
Deduct: Amount reported under the ‘Stock Awards’ and ‘Option Awards’ columns of the SCT	(224,550)
Add: Fair value of awards granted during 2024 and unvested as of 12/31/2024	590,100
Add/(Deduct): Change in fair value of awards granted in prior years unvested as of 12/31/2024	—
Add: Fair value at the vesting of awards granted and vested in 2024	—
Add/(Deduct): Change in fair value of awards granted in prior years that vested during 2024 as of 12/31/2024	—
Compensation Actually Paid	$1,475,211

(6)
The dollar amounts reported in column (f) represent the average of the amounts reported for our NEOs as a group (excluding our PEOs) in the “Total” column of the Summary Compensation Table in each applicable year.

(7)
The dollar amounts reported in column (g) represent the average amount of “compensation actually paid” to our non-PEO NEOs as a group as computed in accordance with SEC rules. The following table details how average “compensation actually paid” is determined:

Fiscal Year 2024
Average for Non-PEO NEOs
Summary Compensation Table (SCT) Total	$730,949
Deduct: Amount reported under the ‘Stock Awards’ and ‘Option Awards’ columns of the SCT	(224,550)
Add: Fair value of awards granted during 2024 and unvested as of 12/31/2024	590,100
Add/(Deduct): Change in fair value of awards granted in prior years unvested as of 12/31/2024	43,097
Add: Fair value at the vesting of awards granted and vested in 2024	—
Add/(Deduct): Change in fair value of awards granted in prior years that vested during 2024 as of 12/31/2024	(18,818)
Compensation Actually Paid	$1,120,778

(8)
Assumes $100 invested in shares of our common stock on December 31, 2021, calculated based on the difference between the share price of our common stock at the end and the beginning of the measurement period and assuming the reinvestment of all dividends. No dividends were paid in 2022, 2023 or 2024.

(9)
The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the corresponding year.

Relationship Between “Compensation Actually Paid” and Performance
We generally seek to incentivize long-term performance. The single most important financial performance metric used to link compensation actually paid to our PEOs to our company’s performance in the fiscal years presented is net income or the number of billable QuantaFlo® tests. Compensation for our NEOs is fixed and not paid based on any financial performance metrics. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
Compensation Actually Paid and Net Income
Our company has historically looked to net income as a performance measure for our executive compensation program for our PEO, but not for our NEOs. The performance measure was changed to the number of billable QuantaFlo® tests for 2024. Our net income was $14.3 million in 2022 and $20.6 million in 2023. The target number of billable QuantaFlo® tests was achieved in 2024. Our Compensation Actually Paid to our PEO and other NEOs was $0.9 million and $0.4 million, respectively, in 2022, $0.9 million and $0.5 million, respectively, in 2023 and $1.5 million and $1.1 million, respectively, in 2024.
Compensation Actually Paid and Cumulative TSR
The compensation committee does not use total shareholder return, or TSR, as a performance measure when making pay for performance decisions because we generally seek to incentivize long term performance rather than yearly financial performance. Our Compensation Actually Paid to our PEOs and other NEOs was $0.9 million and $0.4 million, respectively, in 2022, $0.9 million and $0.5 million, respectively, in 2023, and $1.5 million and $1.1 million, respectively, in 2024. TSR using the Nasdaq Index assuming initial fixed investment on December 31, 2021 of $100, for the years ended December 31, 2022, 2023 and 2024 was $36, $48 and $59, respectively.

The information provided above under the headings “Pay Versus Performance,” “Relationship Between ‘Compensation Actually Paid’ and Performance,” “Compensation Actually Paid and Net Income” and “Compensation Actually Paid and Cumulative TSR” will not be deemed to be incorporated by reference in any of our company’s other filings under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION
The following table shows the compensation earned in the year ended December 31, 2024 by our non-employee directors for such year. Our non-employee directors received only cash director fees, option and stock awards in 2024, so we have omitted certain columns from the table. Compensation information for Dr. Murphy-Chutorian, our chief executive officer and a director, is set forth in “Executive Compensation — Summary Compensation Table.” Dr. Murphy-Chutorian does not receive additional compensation for his services as an employee director. Ms. Brunell joined our board in May 2025 and accordingly, did not receive any compensation in 2024.
DIRECTOR COMPENSATION FOR 2024
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Stock Awards ($)(3)	Total ($)
Daniel S. Messina	$70,500	$—	$100,000	$170,500
Eric Semler	$108,750	$279,450	$100,000	$488,200
William H.C. Chang	$74,250	$279,450	$100,000	$453,700

(1)
Consists of the annual retainer fee for service as a non-employee member of our board of directors or any board committee. For further information concerning such fees, see the section below entitled “Non-Employee Director Compensation Policy.”

(2)
Mr. Semler and Mr. Chang each received an option to acquire 27,000 shares of our common stock on May 23, 2024 for serving as a member of our Bitcoin strategy committee. The options were granted under the 2014 Plan and have an exercise price of $23.32 per share (the closing price on the grant date) with a 2-year term, and is governed by our standard form of stock option agreement under the 2014 Plan.

(3)
Represents the grant date fair value of the stock awarded during the year as determined under FASB ASC 718. See Note 16 to our audited financial statements included in the 2024 Form 10-K for additional information.

Non-Employee Director Compensation Policy
Under our non-employee director compensation policy for fiscal 2024, all non-employee directors were entitled to receive an annual $45,000 cash retainer for service as a board member ($82,500 for non-employee chairman of our board, if any) and an annual cash retainer for each committee on which they served as a member as follows:
•
$22,500 per year for service as chairman of the audit committee or $11,250 per year for service as a member of the audit committee.

•
$15,000 per year for service as chairman of the compensation committee or $7,500 per year for service as a member of the compensation committee.

•
$7,500 per year for service as chairman of the nominating and corporate governance committee or $3,000 per year for service as a member of the nominating and corporate governance committee.

Cash payments to non-employee directors were paid quarterly and pro-rated for directors who joined our board or a board committee mid-year.
In May 2024, we provided equity compensation to each of our non-employee directors for service on our board consisting of 2,182 shares of our common stock, which awards were granted under the 2014 Plan. The number of shares of common stock awarded was determined based on $50,000 divided by the closing price on the grant date and such stock awards were fully vested on the grant date. In November 2024, we provided equity compensation to each of our non-employee directors for service on our board consisting of 1,318 shares of our common stock, which awards were granted under the 2024 Plan. The number of shares of common stock awarded was determined based on $50,000 divided by the closing price on the grant date and such stock awards were fully vested on the grant date. We bifurcated the grant of these awards due to the expiration of the 2014 Plan prior to stockholder approval of the 2024 Plan.

We also granted Mr. Semler and Mr. Chang each an option to acquire 27,000 shares of our common stock effective May 23, 2024 for serving as a member of our Bitcoin strategy committee. The options were granted under the 2014 Plan has an exercise price of $23.32 per share (the closing price on the grant date), a 2-year term, and is governed by our standard form of stock option agreement under the 2014 Plan.
In January 2025, we updated our non-employee director compensation policy to eliminate cash compensation for service on our board of directors in 2025 and granted each non-employee director equity compensation for 2025 service on our board of directors as follows:
•
Equity: Grants of stock options under the 2024 Plan, which options will generally vest monthly over 12 months, have a 10-year term from the grant date and be exercisable for the full 10 years (e.g., no 90-day post-termination exercise period) for any vested options following separation from service; in each case other than as indicated below, with option grants pro rated for directors that join the board (or any of its committees) mid-year:

•
Annual grants: 5,000 options for service as a board member (or 6,000 for chairman of the board), which annual grants are in addition to any stock option grants for each committee on which they serve as a member.

•
Audit committee: 750 options for service as member (or 1,500 for chairman).

•
Compensation committee: 500 options for service as member (or 1,000 for service as chairman).

•
Nominating and corporate governance committee: 375 options for service as member (or 750 for service as chairman).

•
Bitcoin strategy committee: 1,000 for member (or 150,000 for service as chairman); which options will vest monthly over 24 months, and expire on last business day of the month that is 24 months after the grant date.

Director compensation is generally awarded on an annual cadence; however, the compensation committee may approve additional grants mid-year when warranted by special circumstances, including but not limited to increased time commitments, significant corporate initiatives, or the need to ensure continued alignment with long-term stockholder value. In May 2025, in order to recognize increased involvement and time commitment of the board in 2025, we granted each non-employee director additional equity compensation for 2025 service on our board of directors as follows:
•
Equity: Grants of stock options under the 2024 Plan, which options will generally vest monthly over 12 months, have a 10-year term from the grant date and be exercisable for the full 10 years (e.g., no 90-day post-termination exercise period) for any vested options following separation from service; in each case other than as indicated below, with option grants pro rated for directors that join the board (or any of its committees) mid-year:

•
Annual grants: 2,500 options for service as a board member (or 3,000 for chairman of the board), which annual grants are in addition to any stock option grants for each committee on which they serve as a member.

•
Audit committee: 375 options for service as member (or 750 for chairman).

•
Compensation committee: 250 options for service as member (or 500 for service as chairman).

•
Nominating and corporate governance committee: 185 options for service as member (or 375 for service as chairman).

•
Bitcoin strategy committee: 500 for member (or 75,000 for service as chairman); which options will vest monthly over 24 months, and expire on last business day of the month that is 24 months after the grant date.

TRANSACTIONS WITH RELATED PERSONS
RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES
Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 (or if we are a “smaller reporting company” at such time, the lesser of (x) $120,000 or (y) 1% of our average total assets at year-end for the last two completed fiscal years) and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, the audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.
CERTAIN RELATED-PERSON TRANSACTIONS
The following includes a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of our average total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
Cooperation Agreement
On April 19, 2023, we entered into cooperation agreement with Eric Semler and William H.C. Chang, each of whom is the beneficial owner of more than 5% of our common stock.
Pursuant to the cooperation agreement, we agreed to (i) increase the size of our board of directors from five to seven directors, (ii) appoint Mr. Semler as an independent Class II director to fill one vacancy, with his term expiring at the 2023 annual meeting of stockholders, and to appoint Mr. Chang as an independent Class I director to fill the other vacancy, with his term expiring at our 2025 annual meeting of stockholders, (iii) appoint Mr. Semler as chairperson of our board of directors and (iv) appoint each of Mr. Semler and Mr. Chang to the nominating and corporate governance committee of our board. Under the cooperation agreement, we agreed to limit the size of our board of directors to no more than seven directors during the standstill period (as defined below).
Pursuant to the cooperation agreement, Messrs. Chang and Semler agreed to certain voting commitments for the duration of a standstill period, which is defined as the period commencing on the date of the cooperation agreement and ending upon the date that is the earlier of (i) 30 days prior to the deadline under our bylaws for the nomination of director candidates for election to our board of directors for the 2024 annual meeting of stockholders and (ii) 90 days prior to the first anniversary of the 2023 annual meeting of stockholders. Messrs. Chang and Semler also agreed to appear in person or by proxy at each meeting of our stockholders and to vote all of their shares of our common stock in accordance with our board of directors’ recommendation with (a) respect to the election, removal and/or replacement of directors, (b) the ratification of the appointment of our independent registered public accounting firm and (c) any other proposal that is submitted to our stockholders for their vote.
We also agreed to certain non-disparagement and no-litigation provisions in the cooperation agreement with Messrs. Chang and Semler, subject to certain exceptions.

Warrant Repurchase
On May 17, 2023, we acquired outstanding warrants to acquire 76,875 shares of our common stock from our chief executive officer for $1.9 million in cash. The warrants were originally issued on June 7, 2012 (16,875 shares) with an exercise price of $4.00 per share and on July 31, 2013 (60,000 shares), with an exercise price of $4.50 per share, were amended in September 2015 and, as amended, had an expiration date of July 31, 2023. The $1.9 million aggregate cash purchase price reflects the difference between the aggregate exercise price of the warrants and the aggregate fair market value of the shares of common stock underlying the warrants, based on the closing price of a share of our common stock on May 16, 2023, the date of the warrant repurchase agreement. Following the warrant repurchase, the warrants were cancelled and are no longer issued and outstanding.
Executive Chairperson — Consulting
On June 25, 2025, our board of directors determined to engage Mr. Semler as an at-will consultant to provide additional services related to the execution and implementation of our Bitcoin treasury strategy. Mr. Semler will receive $30,000 per month cash compensation per month of service.
Indemnity Agreements
We have entered into indemnity agreements with certain of our officers and our directors that provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of our company, and otherwise to the fullest extent permitted under Delaware law and our bylaws.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify us or your broker. Direct your written request to our corporate secretary at Semler Scientific, Inc., 51 E Campbell Avenue Suite 107-D, Campbell, California 95008 or contact our corporate secretary, Renae Cormier, at 1-877-774-4211. Stockholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with his or her best judgment.
July 17, 2025	By Order of the Board of Directors
/s/ Renae Cormier Renae Cormier Corporate Secretary

Appendix A-1
CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
SEMLER SCIENTIFIC, INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
Semler Scientific, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:
ONE:   This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”).
TWO:   The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.
THREE:   That Article IV, Paragraph A, Section 1 of the Certificate of Incorporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
“1.   Authorization of Stock.   The total number of shares of stock that the corporation shall have the authority to issue is ~~Fifty~~ Two Hundred Ten Million (~~50,000,000~~ 210,000,000), consisting of ~~Fifty~~ Two Hundred Ten Million (~~50,000,000~~210,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”).”
IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this        day of       ,       .
SEMLER SCIENTIFIC, INC.
By:

[Name]
[Title]

A-1-1

Appendix A-2
CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
SEMLER SCIENTIFIC, INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
Semler Scientific, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:
ONE:   This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”).
TWO:   The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.
THREE:   That Article IV of the Certificate of Incorporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
“ARTICLE IV
The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.
A.   Authorization of Stock.
1.   Authorization of Stock.   The total number of shares of stock that the corporation shall have the authority to issue is ~~Fifty~~ Ninety-Two Million (~~50,000,000~~92,000,000), consisting of Fifty Million (50,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”) and Forty-Two Million (42,000,000)] shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).
Except as otherwise provided in any certificate of designation of any series of Preferred Stock, the number of authorized shares of the class of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor. For the avoidance of doubt, the elimination by reduction of the voting requirements of Section 242 of the General Corporation Law, as permitted by Section 242(d) of the General Corporation Law, shall apply to any amendments to this Certificate of Incorporation.
2.   Voting.    Subject to all the rights, powers and preferences of the Preferred Stock and except as provided by law or in this Certificate of Incorporation (including any certificate of designation of any series of Preferred Stock), ~~Each~~each holder of shares of Common Stock shall be entitled to one vote for each share thereof held; provided, however, that except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any amendment to a certificate of designation of any series of Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled to vote, either separately or together with the holders of one or more series, on such amendment pursuant to this Certificate of Incorporation (including any certificate of designation of any series of Preferred Stock) or pursuant to the General Corporation Law. No stockholder of the Corporation shall by reason of holding shares of any class of stock have any cumulative voting right.
3.   Preferred Stock.   The Board of Directors or any authorized committee thereof is expressly authorized to provide by resolution or resolutions for, out of the unissued shares of Preferred Stock, the issuance of the shares of Preferred Stock in one or more series of such stock, and by filing a certificate

A-2-1

of designation pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof, all to the fullest extent now or hereafter permitted by the General Corporation Law. The powers, preferences and relative, participating, optional and other special rights of each such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.”
IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this        day of       ,        .
SEMLER SCIENTIFIC, INC.
By:

[Name]
[Title]

A-2-2

Appendix A-3
CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
SEMLER SCIENTIFIC, INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
Semler Scientific, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:
ONE:   This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”).
TWO:   The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.
THREE:   That Article IV of the Certificate of Incorporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
“ARTICLE IV
The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.
A.   Authorization of Stock.
1.   Authorization of Stock.   The total number of shares of stock that the corporation shall have the authority to issue is ~~Fifty~~ Two Hundred Fifty-Two Million (~~50,000,000~~252,000,000), consisting of ~~Fifty~~ Two Hundred Ten Million (~~50,000,000~~210,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”) and Forty-Two Million (42,000,000)] shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).
Except as otherwise provided in any certificate of designation of any series of Preferred Stock, the number of authorized shares of the class of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor. For the avoidance of doubt, the elimination by reduction of the voting requirements of Section 242 of the General Corporation Law, as permitted by Section 242(d) of the General Corporation Law, shall apply to any amendments to this Certificate of Incorporation.
2.   Voting.   Subject to all the rights, powers and preferences of the Preferred Stock and except as provided by law or in this Certificate of Incorporation (including any certificate of designation of any series of Preferred Stock), ~~Each~~each holder of shares of Common Stock shall be entitled to one vote for each share thereof held; provided, however, that except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any amendment to a certificate of designation of any series of Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled to vote, either separately or together with the holders of one or more series, on such amendment pursuant to this Certificate of Incorporation (including any certificate of designation of any series of Preferred Stock) or pursuant to the General Corporation Law. No stockholder of the Corporation shall by reason of holding shares of any class of stock have any cumulative voting right.
3.   Preferred Stock.   The Board of Directors or any authorized committee thereof is expressly authorized to provide by resolution or resolutions for, out of the unissued shares of Preferred Stock, the issuance of the shares of Preferred Stock in one or more series of such stock, and by filing a certificate

A-3-1

of designation pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof, all to the fullest extent now or hereafter permitted by the General Corporation Law. The powers, preferences and relative, participating, optional and other special rights of each such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.”
IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this        day of       ,       .
SEMLER SCIENTIFIC, INC.
By:

[Name]
[Title]

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SEMLER SCIENTIFIC, INC.Annual Meeting of StockholdersSeptember 5, 2025 at 9:00 AM PDTThis Proxy is solicited on behalf of the Board of Directors of Semler Scientific, Inc.The undersigned hereby appoints Douglas Murphy-Chutorian, M.D. and Renae Cormier, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Semler Scientific, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Semler Scientific, Inc., or the Annual Meeting, to be held at 9:00 AM PDT on September 5, 2025 and any adjournment or postponement thereof. The Annual Meeting will be held virtually. In order to attend the Annual Meeting, you must register at https://web.viewproxy.com/Semler/2025 by 11:59 PM EDT on September 2, 2025. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. For further instructions on how to attend and vote at the Annual Meeting of Stockholders, please see “How do I attend the Annual Meeting” in the Questions and Answers about the Annual Meeting section of the Proxy Statement.This proxy will be voted as directed or, if no direction is given, will be voted “FOR” the nominee listed in Proposal 1, and “FOR” Proposal 2, Proposal 3, Proposal 4 and Proposal 5. The proxies are authorized to vote in their discretion upon such other business not known as may properly come before the Annual Meeting or any postponements or adjournments thereof.CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDEPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and 2024 Annual Report are available at https://web.viewproxy.com/Semler/2025

Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE LISTED IN PROPOSAL 1, and “FOR” PROPOSALS 2, 3, 4 and 5. Proposal 1 – To elect the following nominee to Class l of our board of directors:01 William H.C. ChangFORWITHHOLDProposal 2 – To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement.FORAGAINSTABSTAINProposal 3 – To approve the amendment of Semler Scientific, Inc.’s Restated Certificate of Incorporation, as amended to increase the total number of shares of our common stock authorized for issuance from 50,000,000 shares to 210,000,000 shares.FORAGAINSTABSTAINDO NOT PRINT IN THIS AREA (Stockholder Name & Address Data)Change of Address — Please print new address below Proposal 4 – To approve the amendment of the Restated Certificate of Incorporation, as amended, to authorize the issuance of 42,000,000 shares of “blank-check” preferred stock.FOR AGAINSTABSTAINProposal 5 – To ratify the selection by the Audit Committee of our board of directors of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2025.FORAGAINSTABSTAINDate:SignatureSignature (if held jointly)NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. VIRTUAL CONTROL NUMBER FOLD AND DETACH HERE AND READ THE REVERSE SIDE VIRTUAL CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or Telephone INTERNETTELEPHONEVote Your Proxy on the Internet:Vote Your Proxy by Phone:Go to www.aalvote.com/SMLRCall 1 (866) 804-9616Have your proxy card availableUse any touch-tone telephone towhen you access the abovevote your proxy. Have your proxy-website. Follow the prompts tocard available when you call.vote your shares.Follow the voting instructions tovote your shares.MAILVote Your Proxy by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.